UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2009

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number) Identification No.)	74-0694415 (IRS Employer

1111 Louisiana
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number) Identification No.)	22-3865106 (IRS Employer

1111 Louisiana
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
     On October 6, 2009, CenterPoint Energy Houston Electric, LLC (“CEHE”), a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), terminated its $600 million 364-day credit facility. The credit facility was scheduled to terminate on November 24, 2009 or when bonds were issued to securitize the costs incurred as a result of Hurricane Ike, if issued prior to that date. From inception through termination, there have been no borrowings under the credit facility. CEHE did not incur any penalties in connection with the early termination.
     The credit facility was secured by a pledge of $600 million of General Mortgage Bonds issued by CEHE. Borrowing costs for London Interbank Offered Rate (“LIBOR”)-based loans were at a margin of 2.25 percent above LIBOR rates, based on CEHE’s current ratings. In addition, CEHE was required to pay lenders, based on current ratings, a per annum commitment fee of 0.5 percent for their commitments under the facility and a quarterly duration fee of 0.75 percent on the average amount of outstanding borrowings during the quarter. The spread to LIBOR and the commitment fee fluctuated based on the borrower’s credit rating. The credit facility contained covenants, including a debt (excluding transition and other securitization bonds) to total capitalization covenant.
     Citibank Global Markets Inc. served as sole lead arranger and bookrunner for the facility and CitiCorp North America, Inc. served as the administrative agent. Bank of America, N.A. and Deutsche Bank Securities Inc. served as co-syndication agents. HSBC Bank USA, N.A. and The Bank of Nova Scotia served as co-documentation agents. Affiliates of the lenders have performed depository and other banking, investment banking, trust, investment management and advisory services for the Company and its affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. Substantially all of the lenders under the facility are also lenders under the revolving credit facilities of the Company and its affiliates.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: October 13, 2009	By:	/s/ Rufus S. Scott
Rufus S. Scott
Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: October 13, 2009	By:	/s/ Rufus S. Scott
Rufus S. Scott
Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary